                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 25, 2004
                                 ---------------


                          Winton Financial Corporation
             (Exact name of registrant as specified in its charter)


            Ohio                       0-18993                  31-1303854
            -----                      -------                  ----------
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


                    5511 Cheviot Road, Cincinnati, Ohio 45247
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (513) 385-3880
                                 --------------


   Former name or former address, if changed since last report Not Applicable
                                 --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

         On August 25, 2004, WesBanco, Inc. ("WesBanco"), WesBanco Bank, Inc., Winton Financial Corporation ("Winton"), and The Winton Savings and Loan Co. entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Winton with and into WesBanco. Copies of the Merger Agreement and the press release announcing the signing of the Merger Agreement are attached hereto as Exhibits 2 and 99, respectively, and are incorporated herein by reference in their entirety.

         Winton shareholders will receive for each Winton share owned $20.75 in cash or 0.755 shares of WesBanco common stock, subject to the requirement that 60% of Winton's outstanding shares will be paid in stock and 40% in cash, via a pro ration formula described in the Merger Agreement. The consummation of the merger is subject to several closing conditions and obtaining regulatory and Winton shareholder approval.

         WesBanco will file with the SEC a Registration Statement on Form S-4, which will contain the proxy statement/prospectus, as well as other relevant documents concerning the proposed merger. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. A proxy statement/prospectus will be mailed to shareholders of Winton prior to their shareholder meeting. In addition, you will be able to obtain the Form S-4 Registration Statement, including the exhibits filed therewith free of charge at the website maintained by the SEC at www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either the WesBanco or Winton websites at http://www.wesbanco.com or at http://www.wintonsavings.com.

         Winton and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Winton in connection with the proposed transaction. Information about directors and executive officers of Winton and their ownership of Winton common stock is set forth in the Annual Report on Form 10-K for its fiscal year ended September 30, 2003, filed December 23, 2003. Additional information regarding interests in the transaction of participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

         Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

ITEM 9.01 Financial Statements and Exhibits.

C)       Exhibits

            Exhibit                     Description of Exhibit
            Number

            2 Agreement and Plan of Merger dated as of August 25, 2004 by and between WesBanco, WesBanco Bank, Inc., Winton and The Winton Savings and Loan Co.

            99             Press Release issued by Winton, dated August 25,
                           2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WINTON FINANCIAL CORPORATION


August 30, 2004                              /s/ Jill M. Burke
                                             -----------------------------------
                                             Jill M. Burke
                                             Chief Financial Officer